Exhibit 99.2

nVent Investor Presentation April 2018

Forward Looking Statement CAUTION CONCERNING FORWARD-LOOKING STATEMENTS This presentation contains statements that we believe to be “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact are forward-looking statements. Without limitation, any statements preceded or followed by or that include the words “targets,” “plans,” “believes,” “expects,” “intends,” “will,” “likely,” “may,” “anticipates,” “estimates,” “projects,” “should,” “would,” “positioned,” “strategy,” “future” or words, phrases or terms of similar substance or the negative thereof, are forward-looking statements. All projections in this presentation are also forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties, assumptions and other factors, some of which are beyond our control, which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These factors include the ability to satisfy the necessary conditions to consummate the planned separation of our Electrical business and the Water business of Pentair plc into two independent, publicly-traded companies (the “Separation”) on a timely basis or at all; the ability to successfully separate our business and realize the anticipated benefits from the Separation; adverse effects on our business operations or financial results as a result of the announcement or consummation of the Separation; unanticipated transaction expenses, such as litigation or legal settlement expenses; changes in tax laws; the impact of the Separation on our employees, customers and suppliers; overall global economic and business conditions impacting our businesses; the ability of our business to operate independently following the Separation; the ability to achieve the benefits of our restructuring plans; the ability to successfully identify, finance, complete and integrate acquisitions; competition and pricing pressures in the markets we serve; the strength of housing and related markets; volatility in currency exchange rates and commodity prices; inability to generate savings from excellence in operations initiatives consisting of lean enterprise, supply management and cash flow practices; increased risks associated with operating foreign businesses; the ability to deliver backlog and win future project work; failure of markets to accept new product introductions and enhancements; the impact of changes in laws and regulations, including those that limit U.S. tax benefits; the outcome of litigation and governmental proceedings; and the ability to achieve our long-term strategic operating goals. Additional information concerning these and other factors is contained in our filings with the SEC, including our Registration Statement on Form 10. All forward-looking statements speak only as of the date of this presentation. nVent Electric plc assumes no obligation, and disclaims any obligation, to update the information contained in this presentation. The officer titles for individual speakers set forth in this presentation are the titles such persons are expected to have at nVent Electric plc after the completion of the Separation. 2

Key Definitions Except as Otherwise Noted, All References to nVent and All Amounts Included Herein Represent the Pentair Electrical Business Excluding the Pentair Water Business, Presented on an Adjusted Basis     “Organic Sales” Refers to GAAP Revenue Excluding (1) the Impact of Currency Translation and (2) the Impact of Revenue from Acquired Businesses Recorded Prior to the First Anniversary of the Acquisition Less the Amount of Sales Attributable to Divested Product Lines Not Considered Discontinued Operations     Segment Income (Adjusted EBITA) Represents Operating Income Exclusive of Non-Cash Intangible Amortization, Certain Acquisition Related Expenses, Costs of Restructuring Activities, Impairments, and Other Unusual Non-Operating Items Return on Sales (“ROS”) Equals Segment Income Divided by Sales The 2018 Full Year and Q2 Outlook Included Herein Reflects the Anticipated Separation of nVent from Pentair on April 30, 2018 See Appendix for GAAP to Non-GAAP Reconciliations 3

nVent Presenters • Current President of Pentair’s Electrical Segment with over    27 years of experience • Over 12 years of experience as President of various businesses including, President of Pentair’s Flow & Filtration Solutions    Beth Wozniak business from 2015 – 2016 Future Chief Executive Officer • President of Honeywell’s Environmental and Combustion Controls from 2011 – 2015; President of Sensing and Control Unit from 2006 – 2011 • Held several other executive and leadership positions at Honeywell and Allied Signal • Previously, CFO of Spectranetics Corporation from 2015 – 2017 • CFO and Treasurer of MSA Safety from 2013 – 2015 Stacy McMahan • 25 years of finance leadership and deep expertise in operations and Future Chief Financial Officer business development at large, publicly held companies • Held several other executive and leadership positions at Johnson & Johnson and Thermo Fisher 4

Spinoff Overview Ticker NVT Exchange NYSE Exchange Ratio 1 share of nVent for every share of Pentair Expected Number of Shares 181 Million* Record Date Declared April 3 When Issued Trading Date April 16 Record Date April 17 Distribution of nVent Shares April 30 First Day of Regular-way Trading May 1 The Next Step in the Evolution of Pentair *Fully diluted number per guidance provided on April 19, 2018 5

Rationale of Separation RATIONALE STRATEGIC FOCUS Improved Clarity into Performance and Growth Opportunities FINANCIAL STRENGTH CAPITAL ALLOCATION FLEXIBILITY Supports Plan to be Successful, Unique Strategies to Deliver Profitable, and Sustainable Growth for Each FOUNDATION CAPITAL STRUCTURE MANAGEMENT TEAM PIMS Expect Strong Balance Sheet and Mix of Current & New Executives Pentair’s “Business System” Financial Positioning and Board Members to Lead The Next Step in the Evolution of Pentair 6

Agenda 1. Introduction to nVent 2. Strategic Priorities 3. Financial Overview Appendix: Supplementary Information 7

1. Introduction to nVent

Introduction to nVent $2.1B $334M 2017 Revenues 2017 Free Cash Flow Generation 20% ~8,600 2017 Return on Sales Employees 3 47 Highly Profitable Mfg., Distribution & Business Segments Service Facilities 9

Leading Electrical Company Focused on Connection & Protection    Company Characteristics 2017 Financials Industry-leading positions and strong brands $2.1B Focused on improving utilization, lowering Revenue costs and maximizing customer uptime Attractive margin profile 20% Return on Sales Strong free cash flow generation (ROS)    Segments Verticals Geographies 26% 44% 12% 45% 65% Infrastructure 2% Electrical & Enclosures Industrial Fastening Other US & Solutions 16% Developed Canada 11% Energy Developing 30% 27% Thermal 22% Commercial & Management Residential Western Europe Diversified Portfolio with Strong Financials    10

Three Businesses of Scale with Leading Product Portfolios Electrical & Fastening Enclosures Thermal Management Solutions ($935M) ($622M) ($541M) Equipment Electronics Building Industrial Fastening Electrical Protection Protection Infrastructure Heating Solutions Solutions Solutions Solutions 11

Mission-Critical Solutions That Create Value Customer Productivity & Mission-Critical Solutions High Cost of Failure Total Cost of Ownership Our products… Our products… Our products… • Connect and protect • Protect equipment • Reduce labor cost in across broad range of and electronics in installation applications hazardous • Improve utilization • Meet stringent environments • Minimize downtime regulatory standards • Help avoid the high • Reduce total cost of and certifications cost of failure ownership Purge and Stainless Hazardous Rail Surge Pressurization Steel Location    Protection Reduced facilities Systems Enclosures Cooling operating costs by ~75%    Our Value and Differentiation Drive Customer Loyalty 12

Industry Leading Positions We are a Leader in Connection and Protection • A global leader in electric heat tracing solutions • A global leader in complete heat management systems • A global leader in electrical and fastening solutions • A leader in North American industrial enclosures • A leader in European electronic protection Premier Brands Recognized for Innovation, Quality and Reliability 13

Evolution of Our Management System Introducing spark Growth Mindset, Growth Commercial Excellence    Energize Employees & People Create Value Lean Lean Information Enterprise Flow Drive Velocity in Velocity Everything We Do    Digitize the Customer Digital Experience, Products and Processes Building on a Strong Foundation    14

2. Strategic Priorities

The nVent Strategy    One nVent Focus on Attractive Accelerate Innovation Grow Globally & in Verticals & Connected Solutions Developing Regions Drive Productivity & Velocity    Pursue Targeted Bolt-on Acquisitions 16

One nVent Customers Aligned Go to Market Teams for Key Verticals Channels    Key Partnerships and Account Management Capability    Commercial Excellence    Digital Digitizing the Customer Experience    Scale    Common Processes & Systems 17

Focus on Attractive Verticals

	2018 Macro Outlook	Addressable Size ($B)	Expected Growth	Growth Focus
Industrial (45% of Sales)		~$18	~4%	• New products, global focus • Connected solutions & digital tools
Commercial & Residential (27% of Sales)		~$22	~3%	• Lower cost of ownership and installation • Specification selling • Global new products
Energy (16% of Sales)		~$9	~3%	• MRO focus • Connected solutions • New products
Infrastructure (12% of Sales)		~$11	~4%	• Aligned go to market and key account penetration • New products

Global Synchronous Growth in 2018

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nVent

Accelerate Innovation and Connected Solutions Advanced Flexible Busbar Thermal Industrial Controller • Unique low-smoke, halogen-free, • Safe and reliable and flame-retardant insulation temperature control • Reduces Total Installed Cost • Connected controls and monitoring solutions • Improves safety and reliability Integrated Liquid Cooling Solutions Thermal Commercial Controller • Differentiated air to water • Advanced connected and water to water high controls platform density heat exchangers for heat tracing and leak detection • Critical need in datacenters for high density heat loads • Building Management System connectivity Innovative and Connected Solutions Addressing Unmet Needs 19

Grow Globally and in Developing Regions Strategy: Europe: Expand products categories and brands that are underpenetrated in Europe Developing Regions:    Enhance local capabilities and create localized products and solutions Key Actions: Expand sales and channel coverage globally (especially Europe and Asia) Drive incremental penetration through direct selling to global key accounts Develop regional products Manufacturing Facilities supported by local inventory and availability Global Footprint Supports Global Growth 20

Drive Productivity and Velocity    Our Solid Foundation Accelerating Performance Lean Enterprise Lean Enterprise • Standard Work • Lean Information Flow • Creating Flow • Integrated Supply Chain • Strategy Deployment    Digital Transformation Digitization • Enterprise-wide platforms • Digital customer experience Standardization • ERP Systems Continue Standardization • Processes • Across all processes Drive Productivity and Velocity    21

Pursue Targeted Bolt-on Acquisitions Appetite for M&A: • Flexible capital structure • Leverage target of 2x – 2.5x over the long-term    • Ability to flex to 3x over a short period of time if the appropriate opportunity presents itself M&A Strategy—Key Considerations:    • How does the target fit nVent’s strategy? • How compelling are the financials of the deal? • Why are we the right buyer? • What’s our integration plan? • Who’s the integration team? Well Prepared to Execute 22

3. Financial Overview

nVent Financial Overview    Financial Profile Key Metrics at Spin • Focus on establishing reliable growth    Net Leverage 2.2x • Favorable and competitive margin profile with ample opportunity for expansion • Consistent and robust cash flow generation Cash on Balance Sheet ~$50 million targeting 100% of adjusted net income • Investment grade credit rating of BBB- and BBB from S&P and Fitch, respectively Tax Rate ~18% • Total debt of $1B, including $800M of senior notes Low capital intensity    Capital Expenditures    (~2% of sales) • Undrawn revolver of $600M • Balanced capital deployment strategy Dividends Competitive dividend 24

nVent Financial Overview* Revenue ($B) Segment Income ($M) +3-5% $407    $410 ~$430 $2.12    $2.10    $344    $1.81    2015 2016 2017 2018 Outlook 2015 2016 2017 2018 Outlook Pro Forma Adjusted EPS Summary • Sales expected to be up 3-5%, 2-4% $1.70-$1.80 • Interest/Other: ~$43M in 2018 organic sales growth Tax rate: ~18% in 2018 • Segment Income growth, inclusive of • incremental growth investment • Share count: ~181M in 2018 • Target free cash flow = Adj. Net Income • Tax rate tailwind in 2018 2018 Outlook Expecting Solid Top Line and Adjusted EPS Growth *As of April 19, 2018 25

Favorable Margin Profile with Opportunities for Expansion

Sales ($ in millions) & ROS



$1,809
$2,116
$2,098
19%
20%
20%
2015
2016
2017
Sales
ROS

Competitive Margin vs Peers[1]



2018E Adj. EBITA Margin¹ (ROS) of Selected Electrical Peers
20.6 %
19.5 %
16.1 %
15.4 %
15.3 %
15.2 %
14.9 %
12.4 %
nVent

Current Margin Profile

Established margin performance via:

- Diversification
- Growth in new regions and new products
- MRO business mix
- Lean enterprise

Opportunity to Drive Margin Expansion

Drive profitable growth

- Commercial excellence
- Pricing optimization
- Product vitality acceleration

Expand lean enterprise

- Lean information flow
- Integrated supply chain

Driving common processes and systems

[1] Selected Electrical Peers include ABB, Acuity, Eaton, Hubbell, Rockwell Automation, Schneider Electric, and Thermon. Peer 2018E EBITA margins based on IBES median estimates as of 13-Apr-2018 and reported amortization projections from latest filings.

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nVent

Strong Cash Flow Generation Free Cash Flow1 ($ in millions) Capital Expenditures ($ in millions) $334    $75    $252    $232    $47    $32    3.5% 86% 2.6% 109% 115% 1.5% 2015 2016 2017 2015 2016 2017 Free Cash Flow % Adj. Net Income Capex % of Sales (%) • Target free cash flow at 100% of • Low capital intensity adjusted net income • Expect capital expenditures to • Drive working capital velocity equal depreciation Consistent and Strong Free Cash Flow Generation ¹Free cash flow represents net cash provided by operating activities, less capital expenditures, plus proceeds from sale of property and equipment. 27

Conservative Capital Structure and Allocation Philosophy • Target investment grade metrics • Balanced capital deployment strategy • Competitive dividend policy • Share repurchases to offset dilution at a minimum • Bolt-on acquisitions targeting focused growth areas    Committed and Disciplined 28

Q1’18 nVent Performance Sales ($ in millions) Financial Highlights (yoy) $21 $539 $0 Organic sales up 3%    $13 $3 $502 • Enclosures: Up 9% ~7% • Thermal Management: Down 4% YoY • EFS: Up 1% 2 pts 1 pts 0 pts 4 pts Pro Forma Segment Income up 5%** Q1’17 Volume Price Acq. FX    Q1’18 Pro Forma ROS at 17.4% (19.7% Segment Income** ($ in millions) Excluding Corporate Costs of ~$12M) $17 $3 Other Items $89 $94 • Adjusted Tax Rate of 18% ($13) ($2) $15* $15* • Pro Forma Net Int./Other Exp. of $7M ~5% • Pro Forma Shares 181.5M YoY ROS ROS Pro Forma Free Cash Flow $27M 17.7% 2.9% (0.2%) (2.6%) (0.4%) 17.4% Growth/    Q1’17 Price/Acq. FX Inflation Prod.    Q1’18 *Non-Cash Amortization **Includes Corporate Costs of ~$12M 29

Q2'18 nVent Pro Forma Outlook*

	Q2'18 Guidance	Q2'17
Organic Sales	+2% - 4%	$513M
Segment Income*	+1% - 3%	$106M
ROS*	18% - 20%	20.6%
EPS (reported)	$0.33 - $0.36	—
EPS (adjusted)	$0.41 - $0.44	—

Summary

- Continued Sales Strength
- Sequential ROS Improvement
- Actively Managing Price/Cost

Other Considerations

- Tax Rate: ~18%
- Pro Forma Net Interest/Other Expense: ~ 11M
- Pro Forma Shares: ~181M

*Includes corporate costs

Executing on Our Plan

*As of April 19, 2018

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nVent

Full Year 2018 nVent Pro Forma Outlook*

	Enclosures	Thermal Mgmt.	EFS	Total
Organic Sales	Up 3-5%	Up 0-2%	Up 2-4%	Up 2-4%
ROS	~Flat	+50-70bps	+30-50bps	~Flat
Corporate Expenses				~$45M
Int. Exp./Other				~$43M
Tax Rate				~18%
Reported EPS				$1.38 - $1.48
Adjusted EPS				$1.70 - $1.80
Shares				~181M






ERICO
RAIL SOLUTIONS

Key Considerations

- FX Sales Benefit of ~1%
- ROS Inclusive of Growth Investments
- Total D&A of ~$100M + ~$13M of Non-Cash Stock Compensation
- Strong Q1 Operating Performance and Lower Share Count Largely Offset Higher Int. Exp.
- Target Free Cash Flow at 100% of Adjusted Net Income

On Track to Deliver 2018

*As of April 19, 2018

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nVent

Long-Term Financial Framework    Long-Term Goals Revenue Differentiated growth 1-2% above GDP Segment Income Margin Expansion EPS Top Tier Performance Free Cash Flow =                Cash Flow 100% Adjusted Net Income Long-Term Value Creation Goals 32

Investment Thesis Mission-Critical Solutions Maximize Customer Efficiency Conservative Leading Industry Capital Structure & Positions, Brands Capital Allocation and Footprint Philosophy Value Creation Diversified Across Strong Cash Flow Products, Verticals Generation and Customers Strong Financial Profile and Operational Focus    Generate Shareholder Value with Leading Brands and a Competitive Playbook 33

Appendix

nVent Leadership Team STACY McMAHAN EVP LYNNETTE & Chief HEATH Human JON LAMMERS BEN SOMMERNESS Financial EVP & Chief Officer    Resources Officer EVP, & General Secretary Counsel    EVP, Strategy Chief Growth Officer & Chief BETH Executive WOZNIAK Officer    EVP & TOM Chief PETTIT Integrated    JOE President RUZYNSKI    BRAD President FAULCONER    ROBERT President Van der KOLK Supply Chain Officer Enclosures Thermal Management EFS New Leadership Team in Place 35

Enclosures Business Overview

Segment Description

Provides Innovative Solutions That Protect, Connect, and Manage Heat in Critical Electronics, Communication, Control, and Power Equipment

2017A Revenue	ROS
$935M	18%

2017A Sales Breakdown

Geographies



11%
Developing
19%
Western Europe
2%
Other Developed
70%
US & Canada

Verticals



10%
Commercial
19%
Infrastructure
11%
Energy
60%
Industrial

Illustrative Products

Equipment Protection

Steel, Non-Metallic & Plastic Enclosures



Modular Enclosure Solutions



Industrial Cooling



Electronic Protection

Server Cabinets



Data Center Cooling Solutions



Power Supplies



Subracks and Cases



Competitive Differentiators

1	Strong Brand Recognition	Deep history in our Hoffman and Schroff brands of quality and reliability
2	Technical Expertise	Specialized engineering expertise enables ability to deliver high performance, lower cost designs
3	Customized, Flexible Product Platforms & Solutions	Ability to tailor products and provide innovative solutions to meet complex customer requirements
4	Broad Product Offering & Availability	Broad enclosure, cooling, and accessory product offering. Strong availability through channel.

Innovative, Engineered Solutions that Protect and Manage Heat in Systems

36

nVent

Thermal Management Business Overview

Segment Description

Provides Electric Thermal Solutions that Connect and Protect Critical Buildings, Infrastructure, Industrial Processes and People

2017A Revenue	ROS
$622M	24%

2017A Sales Breakdown

Geographies



2%
Other Developed
14%
Developing
29%
Western Europe
55%
US & Canada

Verticals



43%
Industrial
26%
Commercial & Residential
31%
Energy

Illustrative Products

Industrial Heating Solutions

Pipe Freeze Protection and Process Maintenance



Advanced Control and Monitoring



Pipeline Heating



Heat Management 3D Design



Building & Infrastructure Solutions

Floor Heating



Fire Rated Wiring Cables



Snow Melting & De-Icing



Pipe Heating



Competitive Differentiators

1. **Strong Brand Recognition**
   - Deep and rich Raychem and Tracer history of innovative and high-quality products
2. **Technical Expertise**
   - Specialized engineering expertise enables delivery of high performance, lower cost & inventive designs
3. **Ease of Installation & Reduced Total Cost**
   - Highly Reliable and easy to install solutions that lower total cost of ownership
4. **Complete Solutions**
   - Offer one-stop shop and access to large portfolio with multi-tier offerings

Complete and Connected Solutions for Optimal, Reliable Systems

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nVent

Electrical & Fastening Business Overview

Segment Description

Provides Electrical and Fastening Solutions that Connect and Protect Electrical and Mechanical Systems

2017A Revenue	ROS
$541M	26%

2017A Sales Breakdown

Geographies



10%
Developing
18%
Western Europe
2%
Other Developed
70%
US & Canada

Verticals



10%
Energy
14%
Infrastructure
19%
Industrial
57%
Commercial

Illustrative Products

Fastening Solutions

Spring Steel Fasteners



Stud Wall Brackets



Data Cable Supports



Pipe Hangers & Supports



Electrical Solutions

Exothermic Connections



Grounding & Bonding



Lightning Protection



Low voltage power connections



Competitive Differentiators

1. **Strong Brand Recognition**
   - Well positioned with Caddy and Erico as strong innovative brands across verticals and regions
2. **Technical Expertise**
   - Global end user application expertise and knowhow
3. **Ease of Installation & Reduced Total Cost**
   - Solutions significantly reduce installation costs and total cost of ownership with innovative designs
4. **Reliable Product**
   - Comprehensive range of innovative maintenance free and highly-reliable products

Innovative Solutions Saving Contractors Time and Money

38

nVent

Reported to Adjusted 2018 Reconciliation nVent Electric plc Reconciliation of the GAAP Year Ended December 31, 2018 to the non-GAAP Excluding the Effect of 2018 Adjustments (Unaudited) Actual Forecast First In millions, except per-share data Quarter Second Quarter Full Year Net sales $                539 approx $                540 approx $                2,208 Operating income                 66 approx                 92 approx                356 % of net sales 12% approx 17% approx 16% Adjustments: Restructuring and other                3 approx                —approx                3 Intangible amortization                 15 approx                 15 approx                 61 Separation costs                 10 approx                —approx                 10 Segment income                 94 approx                107 approx                430 Return on sales 17% approx 20% approx 20% Net income—as reported approx                 65 approx                260 Interest expense adjustment—pro forma approx 2 approx (4) Adjustments to operating income approx                 15 approx                 74 Income tax adjustments approx                 (3) approx                (13) Net income—pro forma adjusted approx $                79 approx $                317 Diluted earnings per ordinary share—pro forma adjusted Diluted weighted average ordinary shares outstanding—pro forma approx                181 approx                181 Diluted earnings per ordinary share—pro forma approx $0.33-$0.36 approx $1.38-$1.48 Adjustments                0.08                0.32 Diluted earnings per ordinary share—pro forma adjusted approx $0.41-$0.44 approx $1.70-$1.80 39

Reported to Adjusted 2015-2017 Reconciliation nVent Electric plc Reconciliation of the GAAP Year Ended December 31, 2017, 2016 and 2015 to the non-GAAP Excluding the Effect of 2017, 2016 and 2015 Adjustments (Unaudited) 2015 2016 2017 Net sales $                1,809 $                2,116 $                2,098 Operating income                260                333                 316 % of net sales 14% 16% 15% Adjustments: Restructuring and other                 16                 12                 13 Intangible amortization                 32                 61                 61 Trade name impairment                —                13                  16 Deal related costs and expenses                 14                —                -Inventory step-up                 36                —                -Separation costs                —                 —                16 Corporate allocations                (13)                (12)                 (14) Segment income                344                407                 410 Return on sales 19% 19% 20% Net income—as reported                210                259                 362 Interest expense adjustment—pro forma                (45)                (62)                 (39) Adjustments to operating income                 84                 74                 93 Pension and other post-retirement mark-to-market (gain) loss                (13)                 11                 (3) Income tax adjustments                 (6)                (11)                (122) Net income—pro forma adjusted $                231 $                270 $                291 40

Q1 and FY 2018 Organic Sales Growth Reconciliation nVent Electric plc Reconciliation of Net Sales Growth to Organic Net Sales Growth by Reportable Segment For the Quarter Ended March 31, 2018 (Unaudited) Q1 Net Sales Growth Organic Currency Acq./Div. Total nVent 3.1% 4.2% —% 7.3%    Enclosures 8.9% 3.3% —% 12.2%    Thermal Management (4.2%) 5.9% —% 1.7%    Electrical & Fastening Solutions 1.3% 3.6% 0.2% 5.1% nVent Electric plc Reconciliation of Net Sales Growth to Organic Net Sales Growth by Reportable Segment For the Quarter Ending June 30, 2018 and the Year Ending December 31, 2018 (Unaudited) Forecast Q2 Net Sales Growth Full Year Net Sales Growth Organic Currency Acq./Div. Total Organic Currency Acq./Div. Total nVent approx 2—4% 1% —% 3—5% approx 2—4% 1% —% 3—5%    Enclosures approx 3—5% 1% —% 4—6%    Thermal Management approx 0—2% 1% —% 1—3%    Electrical & Fastening Solutions approx 2—4% 1% —% 3—5% 41

Cash Flow Reconciliation nVent Electric plc Reconciliation of the GAAP Operating Activities Cash Flow to the non-GAAP Free Cash Flow (Unaudited) Three months ended In millions March 31, 2018 March 31, 2017 Free cash flow Net cash provided by (used for) operating activities—as reported $                 36 $                 87 Interest expense—pro forma                6                16 Net cash provided by (used for) operating activities—pro forma                30                71 Capital expenditures                (5)                 (11) Proceeds from sale of property and equipment                2                -Free cash flow—pro forma $                 27 $                 60 Twelve months ended In millions December 31, 2015 December 31, 2016 December 31, 2017 Free cash flow Net cash provided by (used for) operating activities—as reported $                344 $                364 $                402 Interest expense—pro forma                46                63                 40 Net cash provided by (used for) operating activities—pro forma                 298                 301                 362 Capital expenditures                 (47)                 (75)                 (32) Proceeds from sale of property and equipment                1                6                 4 Free cash flow—pro forma $                252 $                232 $                334 42